SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE


                  SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


   Date of Report (Date of Earliest Event Reported):  July 17, 1995



                            NATIONSBANK CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)




     North Carolina                1-6523              56-0906609
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 (State of Incorporation)        (Commission     (IRS Employer
                                File Number)    Identification No.)





 NationsBank Corporate Center, Charlotte, North Carolina 28255
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 (Address of Principal Executive Offices)                (Zip Code)




                                (704) 386-5000
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 (Registrant's Telephone Number, including Area Code)



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ITEM 5.  OTHER EVENTS.


Release of Second Quarter Earnings. On July 17, 1995, the Registrant announced financial results for the second quarter of fiscal 1995, reporting net income of $467 million and earnings per common share of $1.71. A copy of the press release announcing the results of the Registrant's fiscal quarter ended June 30, 1995 is included as Exhibit 99.1 hereto.



ITEM 7. EXHIBITS.


        The following exhibit is filed herewith:


Exhibit No.     Description of Exhibit
- -----------     ----------------------

99.1 Press Release dated July 17, 1995 with respect to the Registrant's financial results for the fiscal quarter ended June 30, 1995.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                 NATIONSBANK CORPORATION



                                                 By: /s/ Marc D. Oken
                                                     ------------------------
                                                     Marc D. Oken
                                                     Chief Accounting Officer




Dated:  July 24, 1995


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

                                 EXHIBIT INDEX



Exhibit No.     Description of Exhibit
- -----------     ----------------------

99.1 Press Release dated July 17, 1995 with respect to the Registrant's financial results for the fiscal quarter ended June 30, 1995.